UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2010

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Twenty-First Street, N.W., Suite 600, Washington D.C.		20036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.                                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	On February 4, 2010 the Registrant’s board of directors took the following actions with respect to management compensation:

•	The base salary of Michael A. Gerber, President and Chief Executive Officer, was increased from $500,000 per year to $550,000 per year effective January 1, 2010.

•	The base salary of Tom D. Stenson, Executive Vice President and Chief Operating Officer, was increased from $366,097 per year to $384,402 per year effective January 1, 2010.

•	The base salary of Timothy L. Buzby, Vice President – Chief Financial Officer, was increased from $300,000 per year to $340,000 per year effective January 1, 2010.

•	The base salary of Jerome G. Oslick, Vice President – General Counsel, was increased from $281,542 per year to $295,619 per year effective January 1, 2010.

Item 8.01.	Other Events.

On February 4, 2010, the board of directors of the Registrant declared a quarterly dividend on each of the Registrant’s three classes of common stock – Class A Voting Common Stock, Class B Voting Common Stock, and Class C Non-Voting Common Stock.  The quarterly dividend of $0.05 per share of common stock will be payable on March 31, 2010 to holders of record of common stock as of March 15, 2010.

Also on February 4, 2010, the board of directors of the Registrant declared a quarterly dividend on the Registrant’s Series C Preferred Stock.  The quarterly dividend of $12.50 per share of Series C Preferred Stock is for the period from January 1, 2010 through March 31, 2010 and will be payable on March 31, 2010 to holders of record of preferred stock as of March 15, 2010.  Each share of Series C Preferred Stock has a par value and liquidation preference of $1,000.00 per share.

Additional information about dividends is included in the press release attached to this report as Exhibit 99.

Item 9.01.	Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

99	Press release dated February 10, 2010 regarding the declaration of dividends on common and preferred stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:	/s/ Jerome G. Oslick
Name: Jerome G. Oslick
Title: Vice President – General Counsel

Dated:                      February 10, 2010